Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2013
Prospectus

Effective August 1, 2013, each fund will be managed by Fidelity SelectCo, LLC ("SelectCo") pursuant to a management contract between each fund and SelectCo. SelectCo's principal business address is 1225 17th Street, Denver, Colorado. As the manager, SelectCo has overall responsibility for directing each fund's investments and handling its business affairs.

Previously the group fee rate component of certain Fidelity funds' management fees was based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. Going forward, the group fee rate component of each fund's management fee will be based on the assets of registered investment companies managed by SelectCo as well as the assets of registered investment companies with which FMR has management contracts.

The following information replaces similar information for Brokerage and Investment Management Portfolio and Financial Services Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on pages 8 and 13, respectively.

Christopher Lee (portfolio manager) has managed the fund since May 2013.

The following information replaces similar information for Insurance Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 16.

Peter Deutsch (portfolio manager) has managed the fund since June 2013.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 23.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information replaces the biographical information for Benjamin Hesse found in the "Fund Management" section on page 27.

Christopher Lee is portfolio manager of Brokerage and Investment Management Portfolio and Financial Services Portfolio, which he has managed since May 2013. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lee has worked as a research analyst and portfolio manager.

The following information replaces the biographical information for Court Dignan found in the "Fund Management" section on page 27.

Peter Deutsch is portfolio manager of Insurance Portfolio, which he has managed since June 2013. Prior to joining Fidelity Investments in 2010 as an equity research analyst, Mr. Deutsch received his MBA from the Stanford Graduate School of Business in 2010 and served as an associate for Oaktree Capital Management in Los Angeles, California from 2006 to 2008.

The following information replaces similar information found in the Fund Management section on page 27.

The group fee rate is based on the average net assets of all the mutual funds advised by SelectCo or Fidelity Management & Research Company.

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